Exhibit 99.1

Vital Images, Inc.

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Vital Images, Inc. (the “Company”) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 15, 2003 (the “Periodic Report”), I, Jay D. Miller, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.               The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 15, 2003	/s/ Jay D. Miller
Jay D. Miller
President, Chief Executive Officer Vital Images, Inc.